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                                                                   EXHIBIT 10.25


                      FORM OF REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is made and entered into as of ______________, 1998, by and between NATIONSRENT, INC., a Delaware corporation ("Nations"), James E. Kelly and Virginia M. Kelly and their permitted assigns ( collectively the "Holders"). Certain other capitalized terms used herein are defined in Section 8 and throughout this Agreement.

     WHEREAS, Nations and the Holders have entered into a Stock Purchase Agreement dated as of May ___, 1998, (the "Stock Purchase Agreement") pursuant to which Nations shall issue a promissory note to the Holders (the "Promissory Note"), and the principal and accrued interest of the Promissory Note, upon the fulfillment of certain conditions, is convertible into Nations common stock, $.01 par value (the "Common Stock");

     WHEREAS, Nations has agreed to provide to the Holders the registration rights provided herein with respect to the shares of the Common Stock;

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein, in the Stock Purchase Agreement and the Promissory Note, the parties agree as follows:

     1.   PIGGY-BACK REGISTRATION.

          (a) The Holders of the Registrable Shares are hereby granted the following piggy-back registration rights with respect to the Registrable Shares (other than an acquisition shelf Registration Statement which may be filed by Nations pursuant to Rule 415 of the Securities Act, or a Registration Statement covering shares of Common Stock which would become issuable pursuant to the Nations' stock option plans). Whenever Nations proposes to file a Registration Statement, other than the Registration Statement for its initial public offering (the "IPO") and except for the period ending on the later of one year from the date hereof or the six month period from the effective date of the IPO, Nations will, prior to such filing, give written notice to the Holders of its intention to do so and, upon the written request of the Holders given within ten (10) days after Nations provides such notice (which request shall state the intended method of disposition of such Registrable Shares), Nations shall use its reasonable best efforts to cause all Registrable Shares which Nations has been requested to register by such Holder or Holders to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Holder or Holders.

          (b) If, by virtue of this agreement, the Holders request and are entitled to inclusion in such registration, Nations shall, (together with the Holders and any other holder of Nations Common Stock provided registration rights by Nations with respect to their shares of the Common Stock (the "Stockholders") proposing to distribute their securities through such underwriting) enter



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into an underwriting agreement with the representative of the underwriter or underwriters selected for such underwriting (the "Representative").

          (c) Notwithstanding any other provision of this Agreement, if the Representative advises Nations in writing that marketing factors require a limitation of the number of shares to be underwritten, then Nations shall so advise the Holders and Stockholders, if any, which would otherwise be entitled to registration, and the number of shares of Common Stock that may be included in the registration and underwriting, if any, shall be allocated among the Holders and Stockholders in such proportion as the respective number of shares each Holder and Stockholder requests to be included in such registration bears to the total number of shares such Holders and Stockholders request be included. All Registrable Shares or any other Common Stock excluded from the underwriting by reason of the underwriter's marketing limitation shall not be included in such registration.

          (d) If any Holders or Stockholders of Common Stock entitled (upon request) to be included in such registration, disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to Nations and the underwriter. The Common Stock so withdrawn shall also be withdrawn from registration.

     2. EXPENSES OF REGISTRATION. Nations shall pay all expenses incurred by Nations in connection with the registration, qualification and/or exemption of the Common Stock, including any SEC and state securities law registration and filing fees, printing expenses, fees and disbursements of Nations' counsel and accountants, transfer agents' and registrars' fees, fees and disbursements of experts used by Nations in connection with such registration, qualification and/or exemption, and expenses incidental to any amendment or supplement to the Registration Statement or prospectuses contained therein. Nations shall not, however, be liable for any underwriting discounts, sales, broker's or underwriting commissions upon sale by any Holder of any of the Common Stock.

     3. FURNISHING OF DOCUMENTS. Nations shall furnish to the Holders such reasonable number of copies of the Registration Statement, such prospectuses as are contained in the Registration Statement and such other documents as the Holders may reasonably request in order to facilitate the offering of the Nations Shares.

     4. AMENDMENTS AND SUPPLEMENTS. Nations shall prepare and promptly file with the SEC and promptly notify the Holders of the filing of such amendments or supplements to the Registration Statement or prospectuses contained therein as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to the Nations Shares is required to be delivered under the Securities Act, any event shall have occurred as a result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Nations shall also advise the Holders promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of the Registration Statement or the initiation or threatening



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of any proceeding for that purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

     5. DURATION. Nations shall maintain the effectiveness of the Registration Statement for one (1) year from the effective date of registration of the Registrable Shares.

     6. FURTHER INFORMATION. If a Holder includes Registrable Shares in any registration, such Holder shall furnish Nations such information regarding itself as Nations may reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     7.   INDEMNIFICATION

          (a) Nations will indemnify and hold harmless the Holders from and against any and all losses, damages, liabilities, costs and expenses to which the Holders or any such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that, Nations will not be liable in any such case to the extent that any such loss, claim, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of any Holder or such controlling person in writing specifically for use in the preparation thereof.

          (b) The Holders, jointly and severally, hereby agree to indemnify and hold harmless Nations and each person, if any, who controls Nations within the meaning of the Securities Act, from and against any and all losses, damages, liabilities, costs and expenses to which Nations or any such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon written information furnished by or on behalf of any Holder specifically for use in the preparation thereof.

          (c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this Section 7 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph
(a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify



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the indemnifying party will not relieve it from any liability which it may have hereunder unless the indemnifying party has been materially prejudiced thereby nor will such failure to so notify the indemnifying party relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

          (d) In the event any of the Registrable Shares are sold by any Holder or Holders in an underwritten public offering consented to by Nations, Nations shall provide indemnification to the underwriters of such offering and any person controlling any such underwriter on behalf of the Holder or Holders making the offering; provided, however, that Nations shall not be required to consent to any such underwriting or to provide such indemnification in respect of the matters described in the proviso to the first sentence of Section 7(a).

     8. DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time.

          "Registration Expenses" means the expenses described in Section 2.

          "Registrable Shares" shall mean shares of Common Stock converted by the Holders in accordance with the terms of the Promissory Note issued by the Company to the Holders and any other shares of capital stock of Nations issued to the Holders in respect of the Common Stock as a result of stock splits, stock dividends, reclassification, recapitalization, mergers, consolidations or similar events.



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          "Registration Statement" shall mean any registration statement of
Nations, except an initial Registration Statement, on any form (to be selected by Nations) for which Nations then qualifies and which permits the secondary resale thereunder of Registrable Shares. The term Registration Statement shall also include all exhibits and financial statements and schedules and documents incorporated by reference in such Registration Statement when it becomes effective under the Securities Act, and in the case of the references to the Registration Statement as of a date subsequent to the effective date, as amended or supplemented as of such date.

          "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time.

     9.   MISCELLANEOUS.

          (e) Notice Generally. Any notice, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged, delivered by reputable overnight courier, telecopied and confirmed separately in writing by a copy mailed as follows or sent by registered or certified mail, return receipt requested, postage prepaid, to the addresses set forth in the Purchase Agreement.

          (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto; provided, however, that the Holder's rights hereunder may not be transferred without the prior written consent of Nations.

          (g) Governing Law. This Agreement shall be governed by the laws of the State of Florida, without regard to the provisions thereof relating to conflict of laws.

          (h) Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          (i) Entire Agreement. This Agreement, together with the Purchase Agreement, is intended by the parties as a final expression of their agreement and intended to be a complete exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

          (j) Counterparts. This Agreement may be executed in separate counterparts, each of which shall collectively and separately, constitute one agreement.



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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                   NATIONSRENT, INC.

                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------



                                   ---------------------------------------------
                                   JAMES E. KELLY, individually



                                   ---------------------------------------------
                                   VIRGINIA M. KELLY, individually








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